UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 6, 2006
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11015 (Commission File Number)	36-1169950 (IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)	85004-4545 (Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On November 30, 2006, the Board of Directors of Viad Corp (the “Company”) approved amendments, effective November 30, 2006, to the Company’s Amended and Restated Executive Severance Plans (First and Second Tier) (the “Plans”). The amendments to Section 7(a) of the Plans revised the formula to determine an executive’s payout upon triggering events, and such amendments have the effect of decreasing the amount of the payout.
A copy of the forms of Viad Corp Amended and Restated Executive Severance Plans (First and Second Tier), amended as of November 30, 2006, is attached hereto as Exhibit 10.A, and is incorporated by reference herein.
Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The Board also approved, effective November 30, 2006, the termination of the Amended and Restated Executive Severance Agreement between the Company and Mr. Robert H. Bohannon, Chairman of the Board of the Company, as requested by Mr. Bohannon.
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
The Board also approved amendments to the Company’s bylaws, effective as of December 1, 2006, to change the vote standard in uncontested elections of directors from plurality to a majority of votes cast. A majority of votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the Company will continue to apply the plurality vote standard.
The amendments to the bylaws further provide that if a nominee who already serves as a director is not elected by a majority vote, then the director will be obligated to tender his or her resignation to the Board. The Corporate Governance and Nominating Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will be required to publicly disclose its decision and the rationale behind it within 90 days of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision.
The changes to the Company’s bylaws were made by modifying Section 2.8 (Procedures for Election of Directors) and adding a new Section 3.10 (Majority Voting).
The amended bylaws are attached hereto as Exhibit 3 and are incorporated by reference herein.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits

3-	Copy of Bylaws of Viad Corp effective as of December 1, 2006.
10.A-	Copy of forms of Viad Corp Amended and Restated Executive Severance Plans (First and Second Tier) covering certain employees, amended as of November 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
December 6, 2006	By:	/s/ G. Michael Latta
G. Michael Latta
Vice President - Controller (Chief Accounting Officer and Authorized Signer)